SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 21, 1997
                                                   ----------------


                           SMITH BARNEY HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                  1-12484                     06-1274088
----------------------------      -----------                  -------------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


                    388 Greenwich Street, New York, NY 10013
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               (Address of principal executive offices)   (Zip Code)


                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

                           SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K

Item 5.  Other Events

Results of Operations
---------------------
(Preliminary and Unaudited)

This report summarizes the results of operations of Smith Barney Holdings Inc. (the "Company") for the three and twelve-month periods ended December 31, 1996 and 1995 and provides certain additional financial information.


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

                           SMITH BARNEY HOLDINGS INC.
                             SELECTED FINANCIAL DATA
                           (Preliminary and Unaudited)
                                  (In millions)

                                                         December 31,
                                                 --------------------------
                                                    1996             1995
                                                    ----             ----
Total assets                                     $  51,260         $ 40,959

Total debt obligations                           $   5,826         $  5,064

Total stockholder's equity                       $   2,759         $  2,474

Assets managed                                   $ 111,822         $ 96,205

                                                       Three          Twelve
                                                   months ended    months ended
                                                   December 31,    December 31,
                                                  -------------    ------------
                                                   1996    1995    1996    1995
                                                   ----    ----    ----    ----
Revenues:

  Commissions                                     $  570  $  533  $2,250  $2,008
  Principal trading                                  204     254     990   1,016
  Investment banking                                 284     262   1,148     847
  Asset management fees                              358     301   1,349   1,052
  Other                                               32      24     111     108
                                                  ------  ------  ------  ------

    Total non-interest revenues                    1,448   1,374   5,848   5,031
                                                  ------  ------  ------  ------

  Interest and dividends                             530     441   1,926   1,752
  Interest expense                                   412     346   1,507   1,375
                                                  ------  ------  ------  ------

    Net interest and dividends                       118      95     419     377
                                                  ------  ------  ------  ------

    Net revenues                                   1,566   1,469   6,267   5,408
                                                  ------  ------  ------  ------

Expenses excluding interest:

   Employee compensation and benefits                867     834   3,522   3,193
   Communications, occupancy and equipment           145     136     565     572
   Other expenses                                    181     183     726     622
                                                  ------  ------  ------  ------

     Total expenses, excluding interest            1,193   1,153   4,813   4,387
                                                  ------  ------  ------  ------

     Income before provision for
       income taxes                                  373     316   1,454   1,021

Provision for income taxes                           149     130     571     426
                                                  ------  ------  ------  ------

  Net income                                      $  224  $  186  $  883  $  595
                                                  ======  ======  ======  ======

Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: January 21, 1997                 SMITH BARNEY HOLDINGS INC.



                                       By: /s/Michael J. Day
                                           ---------------------------------
                                           Michael J. Day
                                           Vice President and Controller


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